UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2024

FedEx Corporation

(Exact name of registrant as specified in its charter)

Commission File Number 1-15829

Delaware	62-1721435
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 818-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FDX	New York Stock Exchange
0.450% Notes due 2025	FDX 25A	New York Stock Exchange
1.625% Notes due 2027	FDX 27	New York Stock Exchange
0.450% Notes due 2029	FDX 29A	New York Stock Exchange
1.300% Notes due 2031	FDX 31	New York Stock Exchange
0.950% Notes due 2033	FDX 33	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 11, 2024, FedEx Corporation (“FedEx” or the “Company”) announced that Robert B. Carter will step down as Executive Vice President, FedEx Information Services and Chief Information Officer, effective June 30, 2024, and will retire from FedEx effective December 31, 2024. Mr. Carter will remain employed by FedEx as Executive Vice President and Senior Advisor from July 1, 2024 through December 31, 2024. There were no changes to Mr. Carter’s compensation made as a result of his change in role and retirement.

On March 11, 2024, FedEx also announced that Sriram Krishnasamy will become Executive Vice President - Chief Digital and Information Officer-Elect and Chief Transformation Officer effective March 11, 2024 and Executive Vice President - Chief Digital and Information Officer and Chief Transformation Officer effective July 1, 2024. In these roles, Mr. Krishnasamy will continue to lead FedEx Dataworks.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 11, 2024, as part of its periodic review of corporate governance matters, the Board of Directors of FedEx (the “Board”) approved amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”), effective immediately. The Bylaws were amended to:

•

Provide that the Board may adopt resolutions authorizing the chief executive officer, the president, and/or other officers to elect, remove, and fill vacancies for certain officers other than persons who would be deemed an “officer” of the Company as such term is defined in Rule 16a-1(f) under the Securities and Exchange Act of 1934 (Article V, Sections 1, 2, and 3); and

•	Make several administrative and clarifying changes (Article II, Section 8 and Article III, Sections 1, 9, and 12).

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the text of the Bylaws as adopted and effective as of March 11, 2024. The Bylaws as adopted and effective as of March 11, 2024, are attached hereto as Exhibit 3.1 and are incorporated by reference herein.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Bylaws of FedEx Corporation.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: March 11, 2024	By:	/s/ Mark R. Allen
		Name:	Mark R. Allen
		Title:	Executive Vice President, General Counsel and Secretary